Exhibit 10.19







April 15, 1996


The Board of Directors
Natural Gas Technologies, Inc.
241 Pine St., #10-LA
Abilene, TX  79601

Gentlemen:

Regarding monies due Wagman Petroleum, Inc. for the following:

        Note on Production:         $296,988.21
        Loan to NGT:                  82,996.52
                                    ___________

                                    $379,984.73

It is requested that these monies due be converted into 189,994 share of Natural Gas Technology, Inc. Common Stock at $2.00 per share, and issued to the following:

Leota M. Loftin              64,076 shares
P. O. Box 195
Dundee, FL  33838            SS:  ###-##-####

Darrell Denton               60,918 shares
13611 Hatchineha Rd.
Haines City, FL  33844       SS:  ###-##-####

Sam Davis                    65,000 shares
P. O. Box 53
Abilene, TX  79604           SS:  ###-##-####

Issuance of these shares as indicated would constitute payment in full of the monies now due to Wagman Petroleum, Inc.

Sincerely,


/S/ BRENT A. WAGMAN
Brent A. Wagman
President

BAW/ps